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                                                                   EXHIBIT 10.36

                         SERIES C SUBSCRIPTION AGREEMENT

WARP Technology Holdings, Inc.
Attention: Ernest Mysogland
151 Railroad Avenue
Greenwich, CT 06830

      Re:   Subscription for Series C Convertible Notes

Gentlemen:

      This Series C Subscription Agreement (this "Agreement") sets forth the terms and conditions under which the undersigned investor (an "Investor," and collectively with other investors, the "Investors") agrees to purchase Series C Convertible Notes (the "Notes") to be issued under the terms and conditions hereof by WARP Technology Holdings, Inc., a Nevada corporation ("WARPo or the "Company"). The Notes are convertible into (i) shares (the "Shares") of the Company's Series C Preferred Stock, par value $.00001 per share (the "Series C Stock"), and (ii) warrants (the "Warrants") to acquire shares of the Company's common stock, par value $.00001 per share (the "Common Stock"). The shares of Common Stock into which the Shares are convertible, or for which the Warrants are exercisable, are sometimes referred to herein as the "Conversion Shares." The Notes, the Shares, the Warrants and the Conversion Shares are referred to collectively as the "Securities."

      The undersigned investor understands that the Company is offering for sale up to [$14,000,000] of Notes, and that the offering is made pursuant to a Confidential Private Offering Memorandum (the "Memorandum") dated January 15, 2005, all as more particularly described and set forth in the Memorandum. The undersigned understands that the Notes have the rights set forth in the Memorandum and in the form of the Note included therewith. The undersigned understands that the Notes automatically convert into Shares and Warrants in accordance with the terms and conditions of the Notes, as set forth in the Memorandum. The undersigned understands that the Shares have the rights, privileges and preferences as set forth in the Certificate of Designation of the Series C Preferred Stock (the "Certificate") substantially in the form attached to the Memorandum. The undersigned understands that the Warrants have the rights, privileges and preferences as described in the Memorandum and in that form of Warrant attached thereto. The undersigned further understands that the offering is being made without registration of any of the Securities under the Securities Act of 1933, as amended (the "Securities Act") or otherwise, and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Memorandum.

      1. Subscription. Subject to the terms and conditions hereof and the provisions of the Memorandum, the undersigned hereby irrevocably subscribes for, and agrees to purchase, that amount of Notes set forth in Appendix A hereto, the purchase price for which is payable as described in Section 4 hereof. The undersigned acknowledges that the Notes, the Shares, the

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Warrants and the Conversion Shares, if issued by the Company, will be subject to restrictions on transfer as further set forth in this Agreement and/or in the Investors' Agreement.

      2. Acceptance of Subscription and Issuance of Notes. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Notes may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Notes to any person who is a resident of a jurisdiction in which the issuance of Notes to such person would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").

      3. The Closing. The closing of the purchase and sale of the Notes (the "Closing") shall take place at the offices of the Company, at 10:00 a.m. on January [___], 2005 or at such other time and place as the Company shall designate by notice to the undersigned.

      4. Payment of the Purchase Price. Payment for the Notes shall be received by the Company from the undersigned by wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth in the Signature Page to this Agreement (Appendix A hereto). The Company shall deliver the Notes to the undersigned promptly upon completion of the Closing.

      5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants to the undersigned that:

            (a) Organization, Good Standing and Qualification. As of the Closing, each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

            (b) Authorization. Subject to the effectiveness of the filing of the Amendment, the Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

            (c) Capitalization. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights and were issued in full compliance with applicable state and federal

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securities law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. Other than pursuant to the Investors' Agreement (the "Investors' Agreement" or the "Stockholders' Agreement"), dated January __, 2005, among the Company and certain Investors (as defined therein) when such is executed and delivered, or pursuant to the Certificate of Designations, Preferences and Rights pertaining to the Company's Series C Preferred Stock (the "Series C Certificate of Designations") when such is filed and becomes effective, no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Other than pursuant to the Investors' Agreement, or any agreements which have been filed as exhibits to the SEC Filings (collectively, the "Material Contracts"), there are no voting agreements, buy-sell agreements, options or rights of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Other than pursuant to the Investors' Agreement, or any of the Material Contracts, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person, other than pursuant to the Investors' Agreement.

            The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

            The Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

            (d) Valid Issuance. The Notes, Series C Preferred Stock and Warrants have been duly and validly authorized. Subject to the effectiveness of the filing of the Amendment, upon the conversion of the Notes, the shares of Series C Preferred Stock will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. Subject to the effectiveness of the filing of the Amendment, upon the conversion of the Series C Preferred Stock and the exercise of the Warrants, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. Subject to the effectiveness of the filing of the Amendment, the Company has reserved a sufficient number of shares of capital stock for issuance upon the conversion of the Notes, conversion of the Series C Preferred Stock and exercise of the Warrants.

            (e) Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official

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other than the Amendment, filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrants and shares of Series C Preferred Stock upon conversion of the Notes and the issuance of the Conversion Shares upon the conversion of the Series C Preferred Stock and exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Articles of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

            (f) Delivery of SEC Filings; Business. The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (the "10-K"), and all other reports filed by the Company pursuant to the Exchange Act since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the Exchange Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

            (g) Use of Proceeds. The net proceeds of the sale of the Notes shall be used for the acquisition of Gupta Technologies, LLC, and for working capital purposes.

            (h) No Material Adverse Change. Since June 30, 2004, except as identified and described in the SEC Filings, there has not been:

                  (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

                  (ii) any declaration or payment of any dividend (other than the payment in shares of Common Stock of accrued dividends on the shares of the Company's Series B 10% Cumulative Convertible Preferred Stock or on the shares of the Company's Series B-2 Preferred Stock), or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                  (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

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                  (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                  (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted) other than pursuant to the conversion of the existing notes ( the "Existing Bridge Notes") issued by the Company the proceeds of which were used to pay purchase price deposits to the seller for the acquisition of Gupta;

                  (vi) any change or amendment to the Company's Articles of Incorporation (other than the Amendment and the Series C Certificate of Designations) or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

                  (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

                  (viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business other than this Agreement, the Transaction Documents or the issuance of certain notes and warrants pursuant to a Senior Note and Warrant Purchase Agreement and a Senior Subordinated Note and Warrant Purchase Agreement (collectively, the "Other Notes");

                  (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

                  (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

                  (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

            (i) SEC Filings.

                  (i) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (ii) Each registration statement and any amendment thereto filed by the Company since June 30, 2002 pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a

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material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            (j) No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation (subject to the filing of the Amendment) or the Company's Bylaws, both as in effect on the date hereof, or
(ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

            (k) Tax Matters. The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

            (l) Title to Properties. Except as disclosed in the SEC Filings, including, without limitation, the Material Contracts, and except pursuant to this Agreement and the Transaction Documents, and the Other Notes, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

            (m) Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any

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Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

            (n) Labor Matters.

                  (i) The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

                  (ii) (a) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (b) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (c) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (d) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

                  (iii) The Company is, and at all times has been, in full compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There no claims are pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. Sections 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

                  (iv) Other than the Material Contracts, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any "excess parachute payment," as defined in Section 2806(b) of the Internal Revenue Code.

                  (v) Each of the Company's employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company's Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

            (o) Intellectual Property.

                  (i) All Intellectual Property of the Company and its Subsidiaries is

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currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

                  (ii) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

                  (iii) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses, and other than under the Material Contracts, under this Agreement, the Transactions Documents, or the Other Notes. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

                  (iv) The conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its

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Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual
Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

                  (v) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

                  (vi) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

            (p) Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

            (q) Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

            (r) Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

            (s) Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

            (t) Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or a Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in a Schedule provided by the Company. No two Persons listed in such Schedule shall be entitled to any commission, fee or other compensation with respect to the purchase of Securities by the same Investor.

            (u) No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

            (v) No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

            (w) Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act, subject to the accuracy of the Investors' representations set forth herein.

            (x) Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

            (y) Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (z) Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

            (aa) Indebtedness and Other Contracts. Except as disclosed in the SEC Filings, under the Material Contracts, this Agreement, any of the Transaction Documents, or the Other Notes, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

            (bb) Solvency. Assuming that no event or condition shall have occurred after the date hereof and prior to the Closing that would have a Material Adverse Effect and subject to the Closing , the closings of the Other Notes, and the closing of the acquisition of Gupta, the Company will not be Insolvent (as defined below) after giving effect to the issuance of the Securities. For purposes of this Section 4.28, "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its or any of its Subsidiaries' creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

            (cc) Gupta. Upon the Closing, the closings of the Other Notes, and the closing of the acquisition of Gupta under the Gupta Purchase Agreement, the Company represents and warrants that the representations and warranties made by Gupta Holdings, LLC (the "Seller") under the Gupta Purchase Agreement qualified as to materiality shall be true and correct on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Seller under the Gupta Purchase Agreement not qualified as to materiality shall be true and correct in all material respects on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and that the Gupta Purchase Agreement shall be in full force and effect, enforceable in accordance with its terms.

      6. Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company and each officer, director, representative and agent of the Company that:

      (a) In General:

            (i) The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

            (ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Notes as an agent or otherwise for any other person.

      (b) Information Concerning the Company:

            (i) The undersigned has received a copy of the Memorandum and each of the Exhibits thereto. The undersigned has not been furnished any offering literature other than the Memorandum and Exhibits thereto and has relied only on the information contained therein, and in the Company Reports and Financial Statements.

            (ii) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, all the undersigned's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

            (iv) The undersigned understands that the purchase of the Securities involves various and substantial risks, including those outlined in the Memorandum and in this Agreement.

            (v) The undersigned understands that no federal or state agency has passed upon the Securities or made any finding or determination concerning the fairness or advisability of this investment.

            (vi) The undersigned understands that estimates and projections like those contained in the Memorandum, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the Memorandum should not be relied upon as a promise or representation of the future performance of the Company.

      (c) Status of Undersigned:

            (i) The undersigned has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Securities. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Securities.

            (ii) The undersigned is an "accredited investor" as defined in Rule 501(a) of Regulation D ("Regulation D")under the Securities Act. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Notes. The undersigned represents that the undersigned has completed the Accredited Investor Certificate contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

      (d) Restrictions on Transfer or Sale of Notes:

            (i) The undersigned is acquiring the Notes, and the Warrants and Shares of Series C Preferred Stock into which the Notes are convertible, solely for his, her or its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of any of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

            (ii) The undersigned understands that the Notes are, and the Shares, Warrants and Conversion Shares will be, "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "SEC") provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Shares or the Conversion Shares (except for the registration rights granted hereunder and in the Investors' Agreement), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the SEC's rules, the undersigned may dispose of the Notes, Shares and the Conversion Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that he must bear the economic risks of the investment in the Notes for an indefinite period of time.

            (iii) The undersigned agrees to the further restrictions on transfer of the Shares and any Conversion Shares as set forth in Appendix C.

            (iv) The undersigned has not offered or sold any portion of the Securities purchased hereunder and has no present intention of dividing any such Securities with others or of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

            (v) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general advertising, such as media advertising or seminars.

            (vi) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering and to return the previously paid purchase price of the Securities without interest thereon, to the respective subscribers.

            (vii) The undersigned has not used any person as a "Purchaser Representative" within the meaning of Regulation D to represent it in determining whether it should purchase the Securities.

      7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the amount of Notes specified herein and of the Company to sell the amount of Notes are subject to the satisfaction at or prior to the Closing of the following respective conditions precedent:

            (a) With respect to the undersigned's obligations to close, the representations and warranties of the Company contained in Section 5 hereof and, with respect to the Company's obligations to close, the representation and warranties of the undersigned contained in Section 6 hereof, shall be true and correct on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing;

            (b) Each of the Investors, the Company and any other required parties shall have entered into the Investors' Agreement, and such agreement shall be in full force and effect;

            (c) The Company shall have raised sufficient funds through the Offering and other debt financings to Close the Acquisition of Gupta;

            (d) The requisite parties shall have executed and delivered the Stockholders' Consent; and

            (e) No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced and no investigation by any governmental authority shall have been threatened against the Company, any Subsidiary, Gupta, or any of the officers or directors of the Company, or such Subsidiary or Gupta, seeking to restrain, prevent or change the transactions contemplated by this Agreement or any related agreement or seeking damages in connection with such transactions.

      8. Obligations Irrevocable. The obligations of the undersigned hereunder to purchase the Notes shall be irrevocable, except with the consent of the Company; provided, however, if the Closing has not occurred within thirty (30) days after the date hereof, the undersigned may, upon written notice to the Company, revoke this Agreement.

      9. Specific Performance. The undersigned acknowledges and agrees that in the event of any breach of this Agreement, the Company would be irreparably harmed and could not be made whole by monetary damages. The undersigned accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

      10. Brokers. The undersigned has not entered into any agreement to pay any broker's or finder's fee to any Person with respect to this Agreement or the transactions contemplated hereby.

      11. Survival and Indemnification.

      (a) Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be deemed to be as of such earlier date) and shall survive the execution and delivery of this Agreement.

      (b) Indemnification. The Company agrees to indemnify and hold harmless, on an after-tax and after insurance recovery basis, each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

      (c) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 5.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all reasonable fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

      12. Miscellaneous.

      (a) Registration Rights. The Conversion Shares shall have the registration rights described in the Investors' Agreement, dated January __, 2005.

      (b) Publicity / Form 8-K. By 8:30 a.m. (New York City time) on the trading day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement. No later than the fourth trading day following the Closing Date, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Nasdaq, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

      (c) No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      (d) Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from all of the Investors. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything to the contrary contained herein (x) no amendment, consent or waiver shall be effective to reduce the unanimous consent required above and (y) any amendment, consent or waiver shall apply to all the Investors and shall not discriminate against any particular Investor or Investors.

      (e) Addresses for Notices. All notices, requests, demands and other communications provided for hereunder or under any Transaction Document shall be in writing (including telegraphic and facsimile communications with confirmation of receipt) and mailed, telegraphed or delivered to each applicable party at the address set forth on the signature page hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

      If to any other holder of capital stock of the Company: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth on the signature page hereto or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

      If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

      All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered or certified mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch or upon receipt.

      (f) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Investors and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of all of the Notes.

      (g) Prior Agreements. This Agreement, the Transaction Documents or other agreements executed and delivered herewith constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

      (h) Severability. The provisions of this Agreement and the terms of the Notes and the Warrants are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the terms of the Notes or the Warrants shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Notes and the Warrants, but this Agreement and the terms of the Notes and the Warrants shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

      (i) Confidentiality. Each Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation or inspection rights previously granted to any Investor, unless such information is known, or until such information becomes known, to the public; provided, however, that a Investor may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any of the Notes and the Warrants from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 6.9, (iii) to any affiliate or partner of such Investor and (iv) as required by applicable law.

      (j) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

      (k) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      (l) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      (m) Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Transaction Documents.

      (n) Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

      (o) Expenses. The parties hereto shall pay their own costs and expenses in connection with the sale of the Notes pursuant to this Agreement, except that the Company shall pay Crestview Capital Master, LLC $25,000 at Closing for legal fees and due diligence costs. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

      13. Additional Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

            "Agreement" means this Subscription Agreement.

            "Amendment" means an Amendment to the Company's Articles of Incorporation to increase the Company's authorized shares of Common Stock.

            "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

            "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

            "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

            "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "Gupta Purchase Agreement" means that certain Membership Interest Purchase Agreement, described in the SEC Filings, as assigned to and assumed by the Company, and as amended, which provides for the acquisition of the membership interests of Gupta.

            "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

            "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "SEC Filings" has the meaning set forth in Section 5(f).

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

            "Transaction Documents" means this Subscription Agreement, the Notes, the Series C Certificate of Designations, the Amendment and the Warrants.

                                    * * * * *

       [The remainder of this page is blank; the Signature Pages follow.]

                                 SIGNATURE PAGES

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___day of ____________, 2005.

____________________________               Address: ________________________
Signature of Investor
                                                    ________________________

____________________________               Telephone: ______________________
Print Name of Investor
                                           Facsimile: ______________________
____________________________
Print Title of individual signing on       Email: __________________________
behalf of an entity, if applicable

Investor's Social Security or Federal
Tax Identification Number: ____________

____________________________________       Co-owner's
Signature of Co-owner, if applicable       Address: ________________________

                                                    ________________________

Co-Owners Social Security or Federal       Co-Owner's
Tax Identification Number: ____________
                                           Telephone: ______________________

                                           Facsimile: ______________________

                                           Email:  _________________________

If Joint Ownership, check one (all         If Investor is an entity, complete:
parties must sign above):

( ) Joint Tenants with Right of            _________________________________
    Survivorship                           Legal Form of Entity
( ) Tenants in Common
( ) Community Property                     __________________________
                                           Jurisdiction of Organization

If Fiduciary, check one:

( ) Trust
( ) Estate
( ) Power of Attorney
( ) Investment Adviser (with investment
discretion)

And identify beneficiaries:

____________________________

Accepted and agreed as of _________________, 2005:

Warp Technology Holdings, Inc.

By: _______________________________

Name: _____________________________

Title: ____________________________

                          CONSIDERATION TO BE DELIVERED

Series C Convertible Note in principal amount of: $__________________

Amount to be Paid by Investor: $__________________

ACCREDITED INVESTOR CERTIFICATE

      The undersigned investor hereby certifies that he is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933 (the "Act"). The specific category(s) of Accredited Investor applicable to the undersigned is checked below.

_____a. an individual whose individual net worth, or joint net worth with that individual's spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles);

_____b. an individual who had an individual income in excess of $200,000 in 2003 and 2004 or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2005. For purposes of this offering, individual income shall equal adjusted gross income, as reported in the investor's federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations, and releases of the SEC;

_____c. a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "1940 Act") or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____d. a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____e. an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Notes, with total assets in excess of $5,000,000;

_____f.     an individual who is a director or executive officer of the Company;
            or

_____g. an entity in which all of the equity owners are accredited investors as set forth above.

      IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate this day of , 2005.

____________________________
Signature of Investor

____________________________
Print Name of Investor

_________________________________________________
Print Title of individual signing on behalf of an entity, if applicable